                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of May 2001.

                                    /s/ Frank Borman
                                    ----------------------------------
                                    Frank Borman

                                POWER OF ATTORNEY

         I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of May 2001.

                                    /s/ John L. Clendenin
                                    ----------------------------------
                                    John L. Clendenin

                                POWER OF ATTORNEY

         I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of May 2001.

                                    /s/ Milledge A. Hart, III
                                    ----------------------------------
                                    Milledge A. Hart, III

                                POWER OF ATTORNEY

         I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of May 2001.

                                    /s/ Berry R. Cox
                                    ----------------------------------
                                    Berry R. Cox

                                POWER OF ATTORNEY

         I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of May 2001.

                                    /s/ Bonnie G. Hill
                                    ----------------------------------
                                    Bonnie G. Hill

                                POWER OF ATTORNEY

         I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of May 2001.

                                    /s/ William S. Davila
                                    ----------------------------------
                                    William S. Davila

                                POWER OF ATTORNEY

         I, Gregory D. Brenneman, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of May 2001.

                                    /s/ Gregory D. Brenneman
                                    ----------------------------------
                                    Gregory D. Brenneman

                                POWER OF ATTORNEY

         I, Richard H. Brown, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of May 2001.

                                    /s/ Richard H. Brown
                                    ----------------------------------
                                    Richard H. Brown

                                POWER OF ATTORNEY

         I, Claudio X. Gonzalez, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of May 2001.

                                    /s/ Claudio X. Gonzalez
                                    ----------------------------------
                                    Claudio X. Gonzalez

                                POWER OF ATTORNEY

         I, Roger S. Penske, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of May 2001.
                                    /s/ Roger S. Penske
                                    ----------------------------------
                                    Roger S. Penske

                                POWER OF ATTORNEY

         I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Robert L. Nardelli and Frank L. Fernandez, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities as a director of the Company, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 relating to $500,000,000 aggregate principal amount of 5 3/8% Senior Notes Due April 1, 2006 to be issued by the Company in exchange for a like amount of outstanding unregistered 5 3/8% Senior Notes Due April 1, 2006 issued by the Company, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and any other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any or all amendments and any or all post-effective amendments to said Registration Statement, whether on Form S-4 or otherwise, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of May 2001.
                                    /s/ M. Faye Wilson
                                    ----------------------------------
                                    M. Faye Wilson